UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2020, BrightSphere Investment Group Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting") in a virtual meeting format. As of April 27, 2020, the record date for the Annual Meeting, the Company had 80,957,038 shares of common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 75,250,058 were present or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered and acted upon the following proposals:

1.  Election of Directors.  The stockholders elected the following individuals to serve as directors until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Chersi	66,378,118	7,447,378	126	1,424,436
Andrew Kim	67,066,440	6,758,599	583	1,424,436
John Paulson	66,186,223	7,639,273	126	1,424,436
Suren Rana	71,008,598	2,816,523	501	1,424,436
Barbara Trebbi	65,851,852	7,973,187	583	1,424,436

2.  Ratification of Independent Registered Public Accounting Firm.  The stockholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,230,051	19,569	438	—

3.  Advisory Vote on Executive Compensation.  The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2020 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,658,772	3,122,151	44,699	1,424,436

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	June 26, 2020	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary